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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



           December 20, 1999                                 1-9078
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Date of Report (Date of earliest event reported)     Commission File Number





                             THE ALPINE GROUP, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                                    22-1620387
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(State or other jurisdiction            (I.R.S. Employer Identification Number)
      of incorporation)




                                  1790 Broadway
                          New York, New York 10019-1412
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               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 757-3333
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              (Registrant's telephone number, including area code)


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Item 8.  Change in Fiscal Year.

      On December 20, 1999, The Alpine Group, Inc., a Delaware corporation (the "Company"), changed its fiscal year end from April 30 to December 31. The Company will report the transition period from May 1, 1999 to December 31, 1999 on Form 10-K for the period ending December 31, 1999.

      The change in fiscal year adopts the calendar year accounting period of the Company's majority-owned subsidiary, Superior TeleCom Inc., a Delaware corporation, as well as the substantial majority of the other publicly traded companies in the Company's peer group.


                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 20, 1999               THE ALPINE GROUP, INC.



                                        By:   /s/ David S. Aldridge
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                                              David S. Aldridge
                                              Chief Financial Officer



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